SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 7, 2006

Adolor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30039	31-1429198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Pennsylvania Drive, Exton, PA	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 595-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 7, 2006, the Company issued a press release announcing positive initial top-line results of the Phase 3 Study 14CL314 of Entereg® (alvimopan) for the management of postoperative ileus. A copy of the press release is filed as Exhibit 99.1 to this Report and incorporated herein by reference. Additionally, a copy of the slides discussed during the Company’s webcast on February 7, 2006 regarding such results is filed as Exhibit 99.2 to this Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

99.1	Press release of the Company, dated February 7, 2006.

99.2	Slides discussed during the Company’s webcast on February 7, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADOLOR CORPORATION

By:	/s/ Thomas P. Hess
Name:	Thomas P. Hess
Title:	Vice President, Finance and Chief Financial Officer

Dated: February 8, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of the Company, dated February 7, 2006.

99.2	Slides discussed during the Company’s webcast on February 7, 2006.